UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cheetah Net Supply Chain Service Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Notice of 2026 Annual Meeting of
Stockholders and Proxy Statement

To our Stockholders:

You are cordially invited to attend Cheetah Net Supply Chain Service Inc. (the “Company,” “we,” “us,” or “our”)’s annual meeting of stockholders to be held virtually on December 3, 2026 at 7:00 p.m., Eastern Time. At the annual meeting, we will ask you to consider the following proposals:

1.	Elect five directors to the Company’s board of directors (“Board”) to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders;

2.	Ratify the appointment of Tang Qian & Associates PLLC (“Tang Qian”) as the independent registered public accounting firm of the Company for the year ending December 31, 2026;

3.	Approve one or more adjournments of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of Proposals 1 and 2 or to constitute a quorum, as described in this Proxy Statement;

4.	Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on October 16, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or at any adjournment, postponement, or continuation thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for any purpose relevant to the annual meeting for at least 10 days prior to the date of the meeting.

The annual meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the annual meeting, submit your questions, and vote during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/CTNT2026 shortly prior to the start of the meeting and entering the 16-digit control number found on the proxy card or voting instruction form.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the annual meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering annual meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Your vote is important. Whether or not you plan to attend the virtual annual meeting, we hope that you will vote as soon as possible.

Irvine, California

Dated: October 16, 2026

By Order of the Board of Directors,

/s/ Huan Liu
Huan Liu
Chief Executive Officer, Interim Chief Financial Officer, Director, and Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

Cheetah Net Supply Chain Service Inc.
8707 Research Drive

Irvine, California 92618

Date:	December 3, 2026

Time:	7:00 p.m., ET

Location:	Virtual Meeting Online at www.virtualshareholdermeeting.com/CTNT2026

Record Date:	October 16, 2026

Items of Business

1.	Elect five directors to the Board to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders;

2.	Ratify the appointment of Tang Qian & Associates PLLC (“Tang Qian”) as the independent registered public accounting firm of the Company for the year ending December 31, 2026;

3.	Approve one or more adjournments of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of Proposals 1 and 2 or to constitute a quorum, as described in this Proxy Statement;

4.	Consider any other business as may be properly brought before the meeting or any adjournment or postponement thereof.

The Board recommends that you vote “FOR” the election of each of the director nominees included in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3.

How to Vote

●	By Internet:	You may vote online at www.proxyvote.com.
●	By Telephone:	You may vote by calling 1-800-690-6903.
●	By Mail:	You may vote by completing and returning the enclosed proxy card.
●	Remote Attendance:	All stockholders are cordially invited to attend the annual meeting of stockholders.

This communication is not a form for voting and presents only an overview of the more complete proxy materials. The Company encourages you to review the complete proxy materials before voting.

THE 2025 ANNUAL REPORT OF THE COMPANY ACCOMPANIES THIS NOTICE

i

On or about October 19, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online at www.proxyvote.com or in the Investor Relations section of our website at investors.cheetah-net.com/, and how to request paper copies of the proxy materials.

Proxy Statement Summary

Below are the highlights of the important information you will find in this Proxy Statement. As this is only a summary, we request that you please review the full Proxy Statement before casting your vote.

General Meeting Information

2026 Annual Meeting Date and Time	December 3, 2026 7:00 p.m., ET

Place	Virtual Meeting Online at
www.virtualshareholdermeeting.com/CTNT2026
Record Date	October 16, 2026

Voting

Stockholders of record as of the record date are entitled to vote at the Annual Meeting or by proxy. At the close of business on October 16, 2026, the Company had 1,332,087 shares of Class A Common Stock and 101,358 shares of Class B Common Stock outstanding.

With respect to the election of directors and all other matters submitted to the stockholders for vote, the holders of shares of Class A and Class B Common Stock shall vote as a single voting group, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes on each matter to be voted on at the Annual Meeting.

Voting Matters and Board Recommendations

Proposal		Voting Options	Vote Required for Approval	Broker Discretionary Vote	Board Recommendation
1.	Elect Directors	“FOR” all nominees, “FOR” all except certain nominees, or “WITHHOLD” your vote for all nominees	Each nominee for director must receive a plurality of the votes cast	No	FOR ALL NOMINEES
2.	Ratify Appointment of Independent Registered Public Accounting Firm	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	Yes	FOR
3.	Approve the Adjournment	“FOR,” “AGAINST,” or “ABSTAIN” from voting	Affirmative vote of a majority of votes cast	Yes	FOR

Governance Highlights

We are committed to applying sound corporate governance principles. We believe sound governance practices are in the best interests of our stockholders and strengthen accountability within our organization. The following highlights our guiding governance principles:

Annual Elections	Yes	Code of Ethics	Yes

Board Independence	60%	Executive Sessions of Independent Directors	Yes

Committee Independence	100%	Anonymous Reporting	Yes

Committee Chair Independence	100%	Insider Trading Policy	Yes

Number of Financial Experts	One	Clawback Policy	Yes

Board Gender Diversity	20% Female

In addition, we intend to implement additional corporate governance principles in the future, including:

●	developing our executive compensation policies;

●	enhancing public disclosure; and

●	enhancing stockholder communication.

Director Nominees

You are being asked to vote to elect the following five director nominees to the Board. Detailed information about each of these nominees begins on page 8 of the Proxy Statement.

Name	Age	Director Since	Independent	Occupation
Huan Liu	45	2016	No	Chief Executive Officer, Interim Chief Financial Officer, Director, and Chairman of the Board of Directors of the Company
Xianggeng Huang	61	2023	No	Director of Fuzhou Yisheng Mechanical and Electrical Equipment Co., Ltd
Xiangan Ruan	49	2024	Yes	Senior Partner of AllBright Law Offices
Huiping (Catherine) Chen	50	2023	Yes	Investment Director of Xiamen Chenshen Investment Co., Ltd.
Huibo Deng	43	2024	Yes	Visiting Professor at the Institute of Teaching and Curriculum of Chinese Academy of Management Sciences

v

General Information About the Meeting and Voting

The Board is using this Proxy Statement to solicit proxies from the holders of its Common Stock for use at the Cheetah Net Supply Chain Service Inc. 2026 annual meeting of stockholders and any adjournment or postponement thereof (the “Annual Meeting”). The notice of meeting, this Proxy Statement, and the form of proxy card are expected to first be made available to our stockholders on or about October 19, 2026. In this Proxy Statement, we may also refer to Cheetah Net Supply Chain Service Inc. and its subsidiaries as “Cheetah Net,” the “Company,” “we,” “our,” or “us.”

Meeting Time and Applicable Dates	This Proxy Statement is furnished in connection with the solicitation by the Board of Cheetah Net Supply Chain Service Inc., a Delaware corporation, of the accompanying proxy to be voted at the Annual Meeting to be held on December 3, 2026 at 7:00 P.M., ET and at any adjournment or postponement thereof. The close of business on October 16, 2026 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

Attending the Annual Meeting

Cheetah Net will host the Annual Meeting by virtual meeting online at www.virtualshareholdermeeting.com/CTNT2026. The meeting will start on December 3, 2026 at 7:00 p.m., ET.

Stockholders may vote and submit questions in accordance with the rules of conduct for the Annual Meeting while attending the Annual Meeting virtually.

Notice of Internet Availability of Proxy Materials	We have elected to use the “notice and access” rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), which allow us to provide stockholders access to our proxy materials over the Internet. Accordingly, we expect to send a Notice of Internet Availability of Proxy Materials (the “Notice”) to all of our stockholders as of the record date instead of a full printed set of proxy materials. The Notice includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Our use of the “notice and access” rules and your choice to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, holders of record of our shares of Common Stock as of October 16, 2026 will consider and vote upon the following proposals:

1. to elect five directors to the Board to serve until their successors are duly elected and qualified at the 2027 annual meeting of stockholders;

2. to ratify the appointment of Tang Qian as our independent registered public accounting firm for the year ending December 31, 2026 (“fiscal 2026”);

3. to approve one or more adjournments of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of Proposals 1 and 2 or to constitute a quorum, as described in this Proxy Statement; and

4. to consider any other business as may properly be brought before the Annual Meeting.

As of the date of this Proxy Statement, these are the only matters that the Board intends to present at the Annual Meeting. The Board does not know of any other business to be presented at the Annual Meeting. The Board recommends that you vote “FOR” each proposal.

Voting Rights of Holders of Common Stock

Stockholders of record as of the record date are entitled to vote at the Annual Meeting or by proxy.

With respect to the election of directors and all other matters submitted to the stockholders for a vote, the holders of shares of Class A Common Stock and Class B Common Stock shall vote as a single voting group, with each share of Class A Common Stock being entitled to one vote and each share of Class B Common Stock entitled to 15 votes on each matter to be voted on at the Annual Meeting.

Voting Instructions for Record Holders

If your shares are registered directly in your name with our transfer agent, then you are a stockholder of record with respect to those shares and you may vote by:

●     calling 1-800-690-6903;

●     visiting www.proxyvote.com;

●     completing and returning the enclosed proxy card; or

●     attending the Annual Meeting virtually and voting during the meeting.

Whether or not you plan to attend the Annual Meeting, you should vote as soon as possible.

If you plan to vote by phone or via the Internet, you must vote by 11:59 P.M. Eastern Time the day before the meeting date.

Voting Instructions for Beneficial Owners	If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and you must instruct the broker, bank, or other nominee (“broker”) to vote on your behalf. Please refer to the voting instruction card provided by your broker.

If you are a beneficial owner and wish to vote at the Annual Meeting, you must obtain documentation from your broker confirming:

1.      your beneficial ownership of the shares,

2.      that the broker is not voting the shares at the meeting, and

3.      granting you a legal proxy to vote the shares at the meeting.

You will not be able to vote shares you hold in street name at the Annual Meeting unless you have a legal proxy from your broker issued in your name giving you the right to vote your shares.

Broker Non-Votes

Broker non-votes occur when beneficial owners do not give voting instructions to their brokers and the brokers lack the discretionary authority to vote on the proposal. If you are a beneficial owner and do not give instructions to your broker, the broker will determine if it has the discretionary authority to vote on the particular matter.

Under the rules of the Nasdaq Capital Market (“Nasdaq”), brokers have the discretion to vote on routine matters such as ratifying the appointment of external auditors, but do not have discretion to vote on non-routine matters such as the election of directors and approving equity awards plans.

Broker non-votes, if any, will be counted for purposes of calculating whether a quorum is present at the meeting, but will not be counted for purposes of determining the number of votes cast with respect to a particular proposal.

Quorum

A quorum must be present at the Annual Meeting or represented by proxy to hold the Annual Meeting and will exist if the holders of one-third of the shares entitled to vote at the Annual Meeting are present at the Annual Meeting or represented by proxy. With respect to any matters to be voted on by separate voting groups, the requirement that the holders of one-third of the shares entitled to vote at the Annual Meeting be present applies respectively to each separate voting group for purposes of such matters.

We will include abstentions and broker non-votes to determine whether a quorum is present at the Annual Meeting. Our inspector of election for the meeting will determine whether a quorum is present and will tabulate votes cast at the Annual Meeting or by proxy. If we do not have a quorum at the Annual Meeting, we expect to adjourn the meeting until we obtain a quorum.

Vote Required to Elect Directors

You may vote either for or withhold authority to vote for all or any of the five nominees named in this Proxy Statement.

To be elected, each nominee for director must receive a plurality of the votes cast at the Annual Meeting. This means that five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.

Votes that are withheld from any nominee are not counted as a vote “FOR” the director and will have no effect on the vote. Abstentions and broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Vote Required to Ratify Appointment of Tang Qian

You may cast your vote in favor of, against, or abstain from voting to ratify the appointment of Tang Qian as our independent registered public accounting firm for fiscal 2026.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast at the Annual Meeting or by proxy.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Vote Required to Approve the Adjournment

You may cast your vote in favor of, against, or abstain from voting to approve the adjournment.

To be approved, this proposal must receive the affirmative vote of a majority of votes cast at the Annual Meeting or by proxy.

Abstentions are not deemed to be votes cast and will therefore not affect this proposal. There will be no broker non-votes on this proposal because brokers have discretion to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares.

Revoking a Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by:

●   executing and delivering a later-dated proxy;

●  providing written notice of the revocation to the Chief Financial Officer of the Company at the address above; or

●   attending the Annual Meeting virtually and voting during the meeting..

Please note that attending the Annual Meeting alone (without voting at the meeting) is not enough to revoke a proxy.

If you have instructed a broker to vote your shares, you may submit a new, later-dated voting instruction form to your broker or contact your broker.

No Right of Appraisal	Neither Delaware law, nor our Certificate of Incorporation, nor our bylaws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Proxy Instructions

All shares of Common Stock represented by properly executed proxies returned and not revoked will be voted in accordance with instructions you give in the proxy.

If you return a signed proxy but do not indicate voting instructions, your proxy will be voted as recommended by the Board, or “FOR” the following proposals:

● electing the five director nominees named in the Proxy Statement;

● ratifying the appointment of Tang Qian as our independent registered public accounting firm for fiscal 2026;

● approving the adjournment; and

● in the proxy holder’s best judgment as to any other matters properly brought before the Annual Meeting.

Participants in the Proxy Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board in connection with the Annual Meeting. The Company will bear the cost of soliciting proxies. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies personally, by telephone, or otherwise. We will not compensate our directors, officers, or employees for making proxy solicitations on our behalf.

We will reimburse brokers for their expenses in forwarding proxies and proxy materials to the beneficial owners of shares held in street name.

Results of the Annual Meeting	We will report the voting results in a filing with the SEC on a Current Report on Form 8-K within four business days of the conclusion of the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

Availability of Proxy Materials	Copies of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com. These materials may also be obtained by (i) visiting www.proxyvote.com, (ii) calling 1-800-579-1639, or (iii) sending an email to sendmaterial@proxyvote.com prior to November 2, 2026 to receive the materials before the annual meeting.

Multiple Copies of Notice

You may receive more than one set of the Notice if you hold your shares in more than one brokerage account or your shares are registered in more than one name. Please use each Notice you receive to vote your shares to ensure that all of your votes are counted at the Annual Meeting.

For more information, see the section entitled “Notice Regarding Delivery of Stockholder Documents” below.

Contact for Questions

If you have any questions or need assistance in voting your shares, please contact us at the address and phone number below.

Huan Liu
Chief Executive Officer
Cheetah Net Supply Chain Service Inc.
8707 Research Drive

Irvine, California 92618
(949) 740-7799

Proposal No. 1 — Election of Directors

Our Board consists of five directors, all of whom are nominated for re-election at the Annual Meeting to serve until the 2027 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The Nominating and Corporate Governance Committee has recommended each nominee for election to our Board.

Set forth below for each nominee for election as a director is a brief statement about the nominee’s age, principal occupation, and business experience, including any directorships with any other public companies, describing the specific individual qualities and skills of each nominee that contribute to the overall effectiveness of the Board and its committees. Each nominee has consented to being named as a nominee and to serve as a director if elected. Although we do not anticipate that any of the nominees named will be unable to serve if elected, the votes will be cast for a substitute nominee selected by the Board unless the number of directors to be elected has been reduced to the number of nominees willing and able to serve on our Board.

the board recommends the election of these nominees:

Name	Age	Director Since	Independent	Occupation
Huan Liu	45	2016	No	Chief Executive Officer, Interim Chief Financial Officer, Director, and Chairman of the Board of Directors of the Company
Xianggeng Huang	61	2023	No	Director of Fuzhou Yisheng Mechanical and Electrical Equipment Co., Ltd
Xiangan Ruan	49	2024	Yes	Senior Partner of AllBright Law Offices
Huiping (Catherine) Chen	50	2023	Yes	Investment Director of Xiamen Chenshen Investment Co., Ltd.
Huibo Deng	43	2024	Yes	Visiting Professor at the Institute of Teaching and Curriculum of Chinese Academy of Management Sciences

Nominee Information

Mr. Huan Liu has served as our Chief Executive Officer and our Chairman of the Board of Directors since August 2016, and he has extensive experience in real estate, private equity, and car imports and exports. As the founder and CEO of Cheetah Net, Mr. Huan Liu has been responsible for the management of day-to-day operations and high-level strategizing and business planning, as well as implementing proposed plans and evaluating the success of our Company in achieving its objectives. Since June 2024, Mr. Liu has served as a Director and Chairman of the Board of Directors of Elite Express Holding Inc. (NASDAQ: ETS), a California-based last-mile delivery contractor. From 2014 to 2015, Mr. Huan Liu served as the chief executive officer at Beijing Xinyongjia Technology Co., where he was responsible for identifying opportunities for expansion and analyzing operations to identify areas in need of reorganization. From 2012 to 2013, Mr. Huan Liu served as the senior investment manager at Beijing Wanze Investment Management Co. Ltd. and was responsible for developing and implementing risk-based asset allocation models and performance analytics. Mr. Huan Liu received his master’s degree in Finance from the International Business School at Brandeis University in 2012, and his bachelor’s degree in Finance and Law from Harbin Engineering University in 2005.

Mr. Xianggeng Huang has served as our director since July 2023. From 2003 to 2022, Mr. Huang served as the chairman of the board of directors of Fuzhou Yisheng Mechanical and Electrical Equipment Co., Ltd., where he was responsible for running the board of directors, consulting the executives on issues, challenges, and opportunities facing the company, and high-level strategizing and business planning. From 1999 to 2002, Mr. Huang served as a general manager of the Fujian branch of Kone Elevator Co., Ltd., a Finish elevator manufacturer. From 1997 to 1999, he served as a major project manager at Otis Elevator China Co., Ltd. Mr. Huang received his bachelor’s degree in Automated Machinery from Nanjing University of Science and Technology in 1984.

Mr. Xiangan Ruan has served as our independent director since December 2024. Since January 2005, Mr. Ruan has served as a senior partner at Allbright Law Offices, where he oversees client relationships, provides strategic legal advice, and manages cases. Mr. Ruan received his bachelor’s degree in Law from Sun Yat-sen University in July 2004 and his EMBA from Peking University in July 2021.

Ms. Huiping (Catherine) Chen has served as our independent director since July 2023, and she has extensive experience in sales and marketing. Since January 2015, Ms. Chen has served as an investment director at Xiamen Chenshen Investment Co., Ltd., and has been responsible for the development and execution of financial investment strategies. From May 2009 to December 2015, she served as a marketing manager at Xiamen Jieou Automotive Electronics Co., Ltd., where she was responsible for brand promotion. From December 2005 to February 2009, Ms. Chen served as a marketing specialist at Dell (China) Co., Ltd., and was responsible for branding campaign planning. Ms. Chen received her associate degree in English from Xiamen City University in 2004.

Mr. Huibo Deng has served as our independent director since July 2024. Mr. Deng possesses a robust financial background that encompasses both academic achievements and hands-on experience in the financial industry. With a Bachelor of Science in Finance from Dongbei University of Finance and Economics, followed by a Master's degree in Statistics from Dalarna University and a Ph.D. in Finance from Renmin University of China, he has undergone rigorous training in financial theory, analysis, and management. Mr. Deng has been serving as a Visiting Professor at the Institute of Teaching and Curriculum, Chinese Academy of Management Sciences since September 2021, committed to fostering the next generation of financial leaders. In this role, Mr. Deng delivers insightful courses and lectures, sharing invaluable professional knowledge and experience with students. From January 2023 to July 2023, as the Vice President of Shenzhen Dexun Securities Consulting Co., Ltd., he provided strategic counsel and advisory services to clients navigating the complexities of the financial markets. From June 2017 to November 2018, Mr. Deng served as the General Manager of the Strategic Development Department at China Travel Group Zhonglv Bank Headquarters. In this capacity, Mr. Deng spearheaded efforts to cultivate strategic partnerships, identify new business opportunities, and drive market expansion initiatives.

Vote Required

Delaware laws provide for a plurality voting standard for the election of directors. This means that the five director nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. As a result, an abstention or a broker non-vote on Proposal 1 will not have any effect on the election of the director nominees.

Board Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” ELECTING THE FIVE DIRECTOR NOMINEES NAMED HEREIN TO SERVE AS MEMBERS OF THE BOARD UNTIL THE 2027 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors, director nominees, and executive officers. The Board has determined that three of our current five directors, Xiangan Ruan, Huibo Deng, and Huiping (Catherine) Chen, satisfy the independence requirements of Nasdaq. The Board has also determined that the following nominees satisfy the independence requirements of Nasdaq: Xiangan Ruan, Huibo Deng, and Huiping (Catherine) Chen.

Leadership Structure of the Board

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be a non-employee director or an employee. The Board believes that it should have the flexibility to choose this role in any manner that is in the best interests of our Company and our stockholders. Under our Bylaws, the Board of Directors may elect a Chairperson of the Board from among the directors or from among other officers as it may determine to preside at meetings of the stockholders and directors and to perform other duties as the Board may determine.

Currently, our Chairman of the Board, Huan Liu, is also our Chief Executive Officer. We believe that Mr. Liu’s leadership of the Company in this dual role is appropriate for the Company at this time because his involvement with the Company’s operations and business strategy provide the main focus for the Board. The Board does not currently have a lead independent director. The Board believes its current leadership structure is appropriate because Mr. Liu’s leadership ensures the Company maintains continuity as it grows as a public company and affords the Board access to Mr. Liu’s institutional knowledge of the Company.

Board Committees and Meetings

The Board did not hold any meetings during the year ended December 31, 2025 (“fiscal 2025”). No director attended fewer than 75% of the aggregate number of all meetings of the Board of Directors and committees on which he or she served during fiscal 2025. The Company expects all of its existing directors to attend the Annual Meeting virtually or by conference call.

Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://cheetah-net.com. As a matter of routine corporate governance, each committee reviews its charter and practices on an annual basis to determine whether its charter and practices are consistent with the listing standards of Nasdaq.

Committee Composition

Director	Audit	Compensation	Nominating and Corporate Governance
Xiangan Ruan	X	X	C
Huibo Deng	C	X	X
Huiping (Catherine) Chen	X	C	X

C = Committee chairperson; X = Committee member

Audit Committee

The Audit Committee of the Board (the “Audit Committee”) is composed of three independent directors: Huibo Deng, who is the chairperson, Xiangan Ruan, and Huiping (Catherine) Chen. Each member of the Audit Committee is an independent director as defined by rules of the SEC and Nasdaq. In addition, the Board of Directors has determined that Huibo Deng is an audit committee financial expert as defined by SEC rules.

The Audit Committee has the sole power and authority to select and engage independent auditors for the Company. The Audit Committee reviews with the auditors and with the Company’s management all matters relating to the annual audit of the Company. The Audit Committee held four meetings in fiscal 2025.

Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) is composed of three independent directors: Huiping (Catherine) Chen, who is the chairperson, Xiangan Ruan, and Huibo Deng.

The Compensation Committee has the power and authority to review and approve the remuneration arrangements for the Company’s executive officers and certain employees. The Compensation Committee also interprets and administers our employee benefit plans, including by selecting participants and approving awards under those plans. The Compensation Committee has the power and authority to form, and delegate authority to, subcommittees. The Compensation Committee did not hold any meetings in fiscal year 2025.

Compensation Committee Interlocks and Insider Participation

The Company is not required to provide the disclosure required for Compensation Committee Interlocks and Insider Participation under Item 407(e)(4) of Regulation S-K, since it qualifies as a smaller reporting company.

Compensation Committee Report

The Company is not required to provide the disclosure required for Compensation Committee Report under Item 407(e)(5) of Regulation S-K, since it qualifies as a smaller reporting company.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) is composed of three independent directors: Xiangan Ruan, who is the chairperson, Huibo Deng, and Huiping (Catherine) Chen. Each member of the Nominating and Corporate Governance Committee is an independent director as defined by the rules of the SEC and Nasdaq.

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board. Each year, prior to the annual meeting of stockholders, the Nominating and Corporate Governance Committee recommends nominees to serve as our directors for the following year. The Nominating and Corporate Governance Committee did not hold any meetings in fiscal 2025.

Director Nominating Process

The Nominating and Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for membership on the Board.

The Nominating and Corporate Governance Committee has not yet developed a policy for selecting directors, including any specific minimum requirements or a diversity policy. The Nominating and Corporate Governance Committee will consider any director candidates recommended by stockholders, although there is no formal policy with regard to directors recommended by stockholders, when considering a candidate submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board.

There are no specific minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating and Corporate Governance Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers, or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law, logistics, and warehousing). The Nominating and Corporate Governance Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating and Corporate Governance Committee plan to meet in advance of each of the Company’s annual meetings of stockholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating and Corporate Governance Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating and Corporate Governance Committee’s charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating and Corporate Governance Committee plans to evaluate director nominees based on whether or not the nominee is recommended by a stockholder.

Board Role in Risk Oversight

Our Board manages the Company’s risk oversight process and receives reports from management on areas of material risk to the Company, including operational, financial, legal, and regulatory risks. The committees of the Board assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists the Board with its oversight of the Company’s major financial risk exposures. The Compensation Committee assists the Board with its oversight of risks arising from the Company’s compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board with its oversight of risks associated with board organization, board independence, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board continues to be regularly informed about the risks.

Code of Ethics

We have a Code of Ethics that applies to all our directors, executive officers, including our principal executive officer, principal financial officer, and principal accounting officer or controller, and employees. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at

https://cheetah-net.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website.

Anti-Hedging Policy

Our Board adopted an Insider Trading Policy, which prohibits, among other things, our directors, officers, and employees from engaging in any hedging or monetization transactions with respect to the Company’s securities. In addition, our Insider Trading Policy prohibits our directors, officers, and employees from engaging in certain short-term or speculative transactions in the Company’s securities, such as short-term trading, short sales, and publicly traded options, which could create heightened legal risk and/or the appearance of improper or inappropriate conduct by our directors, officers, and employees.

Communications with Directors

Stockholders wishing to communicate with the Board may send a letter to: Cheetah Net Supply Chain Service Inc., 8707 Research Drive, Irvine, California 92618, Attention: Board of Directors. All correspondence sent to that address will be delivered to the appropriate directors by our Chief Financial Officer.

Director Compensation

The compensation of our directors is set by our Board and reviewed by the Compensation Committee at least annually. The Company does not pay any director who is also an employee of the Company or its subsidiaries for his or her service as director. In addition to reimbursement for reasonable expenses incurred in connection with serving on the Board, in fiscal 2025 we paid our independent directors who served during that year the following compensation:

Director Compensation Table
Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Huibo Deng	20,000						20,000
Xiangan Ruan	20,000						20,000
Huiping (Catherine) Chen	20,000						20,000
Xianggeng Huang	50,000	15,889					65,883

Certain Relationships and Related Party Transactions

Review and Approval of Related Party Transactions

We maintain strict policies and procedures for managing related party transactions. Each transaction is thoroughly scrutinized to ensure alignment with our interests and values. Our review and approval process of related party transactions includes the following steps:

●	Identification: Related party transactions are identified by our finance department during the course of business. In order to facilitate this identification process, we diligently maintain a regularly updated list of all known related parties.

●	Disclosure: All identified transactions are disclosed in a standard form that details the nature of the relationship, the transaction description, the dollar amounts involved, and other relevant information.

●	Review: The Audit Committee of our Board is responsible for reviewing the transactions. The Audit Committee assesses the fairness and reasonableness of the transactions, ensuring that they are in our best interests and are in line with market terms of such transactions. This process helps avoid potential conflicts of interest.

●	Approval/Denial: Post-review, the Audit Committee either approves or denies the identified related-party transaction. When the transaction is approved, it is documented and reported in our financial statements in accordance with the applicable accounting standards. In the event that the transaction is denied, steps are taken to remedy any issues, such as unwinding the transaction or obtaining additional independent third-party evaluations.

These policies and procedures are designed to ensure that all related party transactions are conducted at arm’s length without any preferential treatment.

Related Party Transactions

Since January 1, 2025, the Company has engaged in transactions with Weishu Guo, who serves as the legal representative of Nextrade. These transactions primarily consisted of advances provided to support the Company’s basic corporate and administrative expenses. As of December 31, 2025, the outstanding balance due to the related party was approximately $5,204. As of September 30, 2026, the outstanding balance was approximately $10,745. The balance is unsecured, non-interest-bearing, and repayable on demand.

On June 15, 2026, the Company entered into a Securities Purchase Agreement (the “June Purchase Agreement”) with Huan Liu, the Company’s Chief Executive Officer, Interim Chief Financial Officer, director, and Chairman of the Board of Directors pursuant to which the Company issued and sold to the Purchaser 200,000 shares of the Company’s Class B Common Stock at a purchase price of $2.00 per share, for aggregate gross proceeds to the Company of $400,000.

On October 7, 2026, the Company entered into a Securities Purchase Agreement (the “October Purchase Agreement”) with Huan Liu, the Company’s Chief Executive Officer, director, and Chairman of the Board of Directors pursuant to which the Company agreed to issue and sell to the Purchaser 100,000 shares of the Company’s Class B Common Stock at a purchase price of $3.30 per share, for aggregate gross proceeds to the Company of $330,000. The transaction closed on October 9, 2026.

Our Executive Officers

The table and biography below identify our current executive officer, the term he has served with us, and his business experience:

Name	Age	Office and Position
Huan Liu	45	Chief Executive Officer, Interim Chief Financial Officer, Director, and Chairman of the Board of Directors of the Company

Mr. Huan Liu, the Chairman of the Board, is the Chief Executive Officer of the Company. His biographical information is set forth above under “Proposal No. 1 — Election of Directors.”

Executive Compensation

Executive Compensation Tables

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2025 and 2024. Our named executive officers for fiscal 2025 were Huan Liu, our Chief Executive Officer, and Cindy Tang, who served as our Chief Financial Officer during fiscal 2025.

Executive Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Huan Liu, Chief Executive Officer	2025	72,000	—	270,720	—	—	—	—	342,720
	2024	72,000	—	261,666	—	—	—	—	333,666
Cindy Tang, Chief Financial Officer(1)	2025	84,000	—	—	—	—	—	—	84,000
	2024	—	—	—	—	—	—	—	—

Agreements with Named Executive Officers

(1) Ms. Cindy Tang was appointed Chief Financial Officer on February 18, 2025 and resigned effective May 29, 2026.

On March 1, 2022, we entered into an employment agreement with Huan Liu. Pursuant to his employment agreement, effective March 1, 2022, Mr. Huan Liu started serving as the Chief Executive Officer of our Company for an employment term of three years, responsible for overseeing the operations of all divisions in our Company. As consideration for his services, Mr. Huan Liu is entitled to a base salary of $72,000 and equity rewards depending on the annual performance of our Company. The agreement will automatically renew unless terminated by either party. The agreement may be terminated upon mutual written consent of Mr. Huan Liu and our Company. At any time after 12 months from the effective date of the agreement, Mr. Huan Liu may terminate the agreement (a) upon 30 days’ prior written notice to our Company or (b) immediately if Mr. Huan Liu is subject to materially diminished duties or responsibilities. We may terminate the agreement (i) without prior notice and without further obligation for reasons of just cause, such as fraud, theft, conviction of a felony, improper or dishonest action, or significant acts of misconduct, on the part of Mr. Huan Liu or any of his agents providing services to our Company, and (ii) without just cause upon 30 days’ written notice to Mr. Huan Liu.

On February 18, 2025, we entered into an employment agreement with Cindy Tang. Pursuant to her employment agreement, effective February 18, 2025, Ms. Tang started serving as the Chief Financial Officer of our Company and was responsible for overseeing the Company’s financial and accounting operations. Ms. Tang was compensated at a rate of $84,000 per year, payable in cash biweekly, and was eligible to receive shares of the Company’s Class A Common Stock worth $50,000 as of the date of grant for every 12-month period of full-time employment with the Company, to be issued pursuant to the Company’s stock incentive plan and subject to the terms and conditions of award agreements. Ms. Tang resigned as Chief Financial Officer effective May 29, 2026.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table provides information as of December 31, 2025 about our equity awards to our directors and officers:

Name	Number of securities underlying unexercised options	Number of securities underlying unexercised options	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested
Huan Liu	—	—	—	—	—	—	—	—	—

Xianggeng Huang	—	—	—	—	—	14,063	16,562	—	—

Retirement Plans

The Company maintains a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Internal Revenue Code (the “Code”), commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan is made available on the same basis to all employees, including the named executive officers. Each participant in the 401(k) plan is able to elect to defer from 0% to 100% of compensation, subject to limitations under the Code and Employee Retirement Income Security Act.

Clawback

We have adopted a Compensation Recovery Policy effective as of November 20, 2023 that complies with the Nasdaq’s new clawback rules promulgated under the SEC’s Rule 10D-1. Under this policy, the Compensation Committee must determine and recover the excess compensation related to all incentive-based compensation that was paid to our executive officers based on financial statements that were subsequently restated. The policy provides that if the Compensation Committee determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, the Compensation Committee will review all incentive-based compensation made to executive officers during the three-year period prior to the restatement. If such payments would have been lower had they been calculated based on such restated results, our Compensation Committee will recoup the payments in excess of the amount that would have been received had it been determined based on the restated amounts.

Additionally, the Sarbanes-Oxley Act of 2002 subjects incentive-based compensation and stock sale profits of our Chief Executive Officer and Chief Financial Officer to forfeiture in the event of an accounting restatement resulting from any non-compliance, as a result of their misconduct, with any financial reporting requirement under securities laws.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information as of October 13, 2026, concerning beneficial ownership of our shares of Class A and Class B Common Stock known to us to be held by (1) our named executive officers, (2) our directors, (3) our named executive officers and directors as a group, and (4) each person or entity we know to beneficially own more than five percent of our shares of Class A or Class B Common Stock. The percentages of shares owned shown in the table below are based on 1,332,087 shares of Class A Common Stock and 101,358 shares of Class B Common Stock outstanding as of October 13, 2026.

	Class A Common Stock		Class B Common Stock		Voting Power
	Number	%	Number	%	%
Directors and Executive Officers(1):
Huan Liu(2)	—	—	101,358	100%	53.30%
Xianggeng Huang	5	<0.01%	—	—	<0.01%
Huibo Deng	—	—	—	—	—
Xiangan Ruan	—	—	—	—	—
Huiping (Catherine) Chen	—	—	—	—	—
All directors and executive officers as a group (five individuals):	5	<0.01%	101,358	100%	53.30%

5% Stockholders:
None other than Huan Liu, as set forth above.	—	—	—	—	—

Notes:

(1)	Unless otherwise indicated, the business address of each of the individuals is 8707 Research Drive, Irvine, California 92618
(2)	The number of shares of Class B Common Stock beneficially owned represents 101,358 shares of Class B Common Stock beneficially owned by Huan Liu, consisting of 101,340 shares held directly by Mr. Liu and 18 shares held by FAIRVIEW EASTERN INTERNATIONAL HOLDINGS LIMITED, a British Virgin Islands company that is 100% owned by Mr. Liu. The registered address of FAIRVIEW EASTERN INTERNATIONAL HOLDINGS LIMITED is Vistra Corporate Services Center, Wickhams Cay II, Road Town, Tortola, VG1110, the British Virgin Islands.

Section 16(a) Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers and those who beneficially own more than 10% of shares of our Class A Common Stock to file initial reports of ownership and reports of changes in ownership of our Class A Common Stock with the SEC. You can view these reports on the SEC’s website at www.sec.gov.

During the year ended December 31, 2025, all of our officers, directors, and greater than 10% beneficial owners timely complied with the filing requirements of Section 16(a) of the Exchange Act.

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. Therefore, the Audit Committee is requesting that stockholders approve the proposal to ratify the appointment of Tang Qian & Associates PLLC (“Tang Qian”) as the independent registered public accounting firm for the Company for the year ending December 31, 2026.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee will consider that fact when it selects the independent registered public accountants for the following year. The Audit Committee may, in its discretion, replace Tang Qian as the independent registered public accounting firm at a later date without stockholder approval.

Tang Qian has served as our independent registered public accounting firm since January 6, 2026. A representative of Tang Qian is expected to be present at the Annual Meeting, either online or by telephone, to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

Vote Required

The selection of our independent registered public accounting firm for the year ending December 31, 2026 will be ratified upon the affirmative vote of a majority of the votes cast at the Annual Meeting or by proxy. Abstentions are not deemed to be votes cast and will therefore not affect the vote outcome. However, brokerage firms have authority to vote shares held in street name on this proposal without specific instructions from the beneficial owner of those shares. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Board Recommendation

The Board recommends that you vote “FOR” ratifying the appointment of TANG QIAN & ASSOCIATES PLLC to serve as the Company’s independent registered public accounting firm for the year ending DECEMBER 31, 2026. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal No. 3 — Approval of the Adjournment

The Adjournment Proposal

The Board is seeking stockholder approval of one or more adjournments to the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of the other proposals proposed in this proxy statement.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the other proposals is not sufficient to approve such proposals, or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the other proposals or if there is not a quorum, as applicable.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted. If the stockholders do not approve this proposal, the Chairman of the Annual Meeting may exercise discretionary authority to adjourn the Annual Meeting, as necessary.

Vote Required

The Approval of this proposal requires the affirmative vote of a majority of votes cast at the Annual Meeting or by proxy. Abstentions are not deemed to be votes cast and will therefore not affect this proposal. Broker non-votes are not deemed to be votes cast and will therefore not affect this proposal.

Board Recommendation

The Board recommends that the stockholders vote “FOR” Proposal No. 3.

Matters Relating to the Independent Registered Public Accounting Firm

Tang Qian has served as our independent registered public accounting firm since January 6, 2026. A representative of Tang Qian is expected to be present at the Annual Meeting, either online or by telephone, to respond to appropriate questions and will have an opportunity to make a statement if he or she desires to do so.

Prior to the engagement of Tang Qian, Assentsure PAC (“Assentsure”) served as the Company’s independent registered public accounting firm from October 2, 2023 until its dismissal on January 6, 2026.

Assentsure’s reports on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through January 6, 2026, there were no disagreements with Assentsure on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Assentsure’s satisfaction, would have caused Assentsure to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended December 31, 2024 and 2023 and through January 6, 2026, neither the Company nor anyone on its behalf consulted Tang Qian regarding any of the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Fees

Aggregate fees and expenses incurred by the Company for services rendered by Tang Qian and Assentsure for fiscal 2025 and fiscal 2024, respectively, were:

	2025	2024
Audit Fees(1)	$406,376	$251,569
Audit-Related Fees(2)	18,300	203,220
Tax Fees(3)	53,555	56,083
All Other Fees(4)	—	—
Total Fees	$478,231	$510,872

(1)	“Audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the Sarbanes-Oxley Section 404 internal control audit, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	“Audit-related fees” are fees related to assurance and related services that are traditionally performed by an external auditor.

(3)	“Tax fees” are fees related to preparing the Company’s tax returns as well as fees for tax compliance, advice, and planning.

(4)	“All other fees” are fees billed for any services not included in the first three categories.

Audit Committee Report

Management is responsible for the Company’s accounting and financial reporting process. Our external auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the external auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the external auditors. The Audit Committee discussed with the external auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Company’s external auditors also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the external auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the external auditors about the firm’s independence.

Based on the Audit Committee’s discussion with management and the external auditors and the Audit Committee’s review of the representation of management and the report of the external auditors to the Audit Committee, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC. The Audit Committee has also approved, subject to stockholder ratification, the appointment of Tang Qian as the Company’s external auditor for the year ending December 31, 2026.

Audit Committee
Huibo Deng, Chair
Xiangan Ruan
Huiping (Catherine) Chen

Other Important Information

Stockholder Proposals for the 2027 Annual Meeting

Any stockholder who intends to present a proposal at our 2027 annual meeting of stockholders must deliver notice of the proposal to the Company at this address:

Huan Liu
Chief Executive Officer
Cheetah Net Supply Chain Service Inc.
8707 Research Drive, Irvine, California 92618
(949) 740-7799

We must receive any stockholder proposals by June 21, 2027, if the proposal is submitted for inclusion in our proxy materials for the 2027 annual meeting of stockholders pursuant to Exchange Act Rule 14a-8, for those proposals to be considered timely.

Notice Regarding Delivery of Stockholder Documents

The SEC permits us to send a single set of annual disclosure documents to stockholders who share an address, unless you have instructed us otherwise. This “householding” process reduces the volume of duplicate information you receive and reduces our printing and mailing expenses. If you share an address with another stockholder and have received only one Notice, but you would prefer to continue receiving a separate Notice, you may request a separate Notice at no cost to you by writing to the Company at Cheetah Net Supply Chain Service Inc., 8707 Research Drive, Irvine, California 92618, or by calling (949) 740-7799. Alternatively, if you are currently receiving multiple Notices at the same address and wish to receive a single Notice in the future, you may contact us by calling or writing to us at the telephone number or address given above.

If you are a beneficial owner, your broker may deliver only one Notice to stockholders who have the same address unless the broker has received contrary instructions from one or more of the stockholders. If you wish to receive a separate Notice, now or in the future, you may contact us at the address or telephone number above and we will promptly deliver a separate Notice. Beneficial owners sharing an address who are currently receiving multiple Notices and wish to receive a single Notice in the future should contact their broker to request that only a single Notice be delivered to all stockholders at the shared address in the future.

Additional Information

Upon written request by any stockholder, we will furnish a copy of our Annual Report on Form 10-K for fiscal 2025, this Proxy Statement, and other proxy materials without charge, except that copies of any exhibit will be furnished once the requesting stockholder has paid the Company’s reasonable expenses in furnishing the exhibit. Please direct any written requests to our principal executive offices at:

Cheetah Net Supply Chain Service Inc.
8707 Research Drive

Irvine, California 92618

Stockholders may also view our Annual Report on Form 10-K, this Proxy Statement, and other proxy materials at www.proxyvote.com.

Appendix A — Proxy Card

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTNT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04778-P59188 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CHEETAH NET SUPPLY CHAIN SERVICE INC.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Huan Liu
02) Xianggeng Huang
03) Xiangan Ruan
04) Huiping (Catherine) Chen
05) Huibo Deng

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

T04779-P59188

CHEETAH NET SUPPLY CHAIN SERVICE INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 3, 2026 AT 7:00 P.M., ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Huan Liu as proxy, with the power to appoint a substitute, and hereby authorize(s) him to represent and vote, as designated on this proxy card, all of the shares of common stock of Cheetah Net Supply Chain Service Inc. that the stockholder(s) is entitled to vote at the 2026 Annual Meeting of Stockholders to be held on December 3, 2026, at 7:00 p.m., ET, via live webcast at www.virtualshareholdermeeting.com/CTNT2026, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" each of the director nominees named in Proposal 1 and "FOR" Proposals 2 and 3, and in the discretion of the proxy holder on any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side